Exhibit 99.1 COVID-19 Update July 2, 2020 Investing for the long run®

April Rent Payment Status Update WPC has collected 97% of April rent due Total April Rent Due Property Type 1% % % of April rent 2% of total ABR due and paid (1) Industrial 24% 99% Warehouse 22% 98% Office 23% 99% Retail 17% 97% Fitness, Theater and Restaurants 2% 10% Self-storage (Net Lease) 5% 100% Other (2) 7% 97% Total 100% 97% 97% Geography % of ABR from April rent due (1) April Rent Paid % % of April rent 97% of total ABR due and paid (1) April Rent Deferred (3) 1% U.S. 64% 97% April Rent Not Paid 2% Europe 34% 96% Other (4) 2% 100% Total 100% 97% Note: ABR presented as of March 31, 2020, unless otherwise noted. Percentages may not add to totals due to rounding. (1) Reflects payments from tenants with rental payments due from March 20, 2020 to April 19, 2020 as a percentage of ABR. Excludes rent paid in advance of the April collection period. (2) Includes net lease lodging assets, education facilities, laboratories and student housing properties. (3) Represents ABR from properties with executed deferral agreements for the April collection period. (4) Includes Canada, Mexico and Japan. Investing for the Long Run® | 2

May Rent Payment Status Update WPC has collected 96% of May rent due Total May Rent Due Property Type % % of May rent 2% 2% of total ABR due and paid (1) Industrial 24% 97% Warehouse 22% 91% Office 23% 99% Retail 17% 97% Fitness, Theater and Restaurants 2% 55% Self-storage (Net Lease) 5% 100% Other (2) 7% 98% Total 100% 96% 96% Geography % of ABR from May rent due (1) May Rent Paid % % of May rent 96% of total ABR due and paid (1) May Rent Deferred (3) 2% U.S. 64% 95% May Rent Not Paid 2% Europe 34% 96% Other (4) 2% 100% Total 100% 96% Note: ABR presented as of March 31, 2020, unless otherwise noted. Percentages may not add to totals due to rounding. (1) Reflects payments from tenants with rental payments due from April 20, 2020 to May 19, 2020 as a percentage of ABR. Excludes rent paid in advance of the May collection period. (2) Includes net lease lodging assets, education facilities, laboratories and student housing properties. (3) Represents ABR from properties with executed deferral agreements for the May collection period. (4) Includes Canada, Mexico and Japan. Investing for the Long Run® | 3

June Rent Payment Status Update WPC has collected 98% of June rent due Total June Rent Due Property Type 1% 1% % % of June rent of total ABR due and paid (1) Industrial 24% 99% Warehouse 22% 99% Office 23% 99% Retail 17% 99% Fitness, Theater and Restaurants 2% 54% Self-storage (Net Lease) 5% 100% Other (2) 7% 96% Total 100% 98% 98% Geography % of ABR from June rent due (1) June Rent Paid % % of June rent 98% of total ABR due and paid (1) June Rent Deferred (3) 1% U.S. 64% 97% June Rent Not Paid 1% Europe 34% 99% Other (4) 2% 100% Total 100% 98% Note: ABR presented as of March 31, 2020, unless otherwise noted. Percentages may not add to totals due to rounding. (1) Reflects payments from tenants with rental payments due from May 20, 2020 to June 19, 2020 as a percentage of ABR. Excludes rent paid in advance of the June collection period. (2) Includes net lease lodging assets, education facilities, laboratories and student housing properties. (3) Represents ABR from properties with executed deferral agreements for the June collection period. (4) Includes Canada, Mexico and Japan. Investing for the Long Run® | 4

Diversified Property Types WPC has limited exposure to retail and net lease lodging real estate W. P. Carey All Property Types Net Lease Retail and Lodging – Concepts (1) 1% 5% 5% 2% 3% 4% 2% 24% 6% 31% 6% 17% 9% 22% 16% 23% 24% 21% Retail, Lodging and Leisure % % of net lease retail % of total ABR and lodging ABR of total ABR Industrial 24% Do-it-yourself 31% 6.5% Warehouse 22% Grocery / Convenience / Wholesale 24% 5.0% Office 23% Automotive Dealerships 16% 3.4% Retail (2) 17% Lodging (Net Lease) 9% 1.8% Lodging (Net Lease) 2% Sporting Goods / Outdoor Retailer 6% 1.3% Fitness, Theater and Restaurants 2% Fitness Center 6% 1.2% Self-storage (Net Lease) 5% Movie Theaters 3% 0.7% Other (3) 5% Restaurant 1% 0.2% (3) Total 100% Other Retail 4% 0.9% Total 100% 21.1% Note: ABR presented as of March 31, 2020, unless otherwise noted. Percentages may not add to totals due to rounding. (1) Data based on Retail and Lodging property type classification. (2) Includes automotive dealerships. (3) Other property types include net lease education facilities, laboratories and student housing. Other Retail properties include the following stores: electronics, auto parts, clothing and booksellers. Investing for the Long Run® | 5

Tenant Diversification WPC has a diverse tenant base consisting primarily of large, publicly traded tenants Ownership Profile Tenant Size by Revenue (2) 1% 2% 3% 3% 12% 19% 21% 9% 55% 23% 53% 97% of ABR from tenants with revenue >$100MM and Government % % of total ABR of total ABR Public 55% ≤$50MM 1% Private non-PE (1) 23% >$50MM ≤ $100MM 2% Private Equity (PE) 19% >$100MM ≤ $500MM 12% Government 3% >$500MM ≤ $1B 9% Total 100% >$1B ≤ $10B 53% >$10B+ 21% Government 3% Note: ABR presented as of March 31, 2020, unless otherwise noted. Percentages may not add to totals due to rounding. Total 100% (1) Primarily includes family-owned businesses and independent companies. (2) Includes tenant size for parent companies or subsidiaries based on 2019 year-end revenue or most recently available data. Investing for the Long Run® | 6

Limited Project Funding Requirements (1)

Acquisitions and Dispositions ($ in 000s)

Tenant	Location	Property Type	Gross Amount	Gross Square Feet	Closing Date
Investments					
DSG International	U.K.	Warehouse	$111,546	726,216	Jan-20
Columbia Helicopters, Inc.	U.S.	Industrial	23,755	187,016	Jan-20
Leoni AG	Germany	Office	53,666	272,286	Mar-20
1Q 2020 Completed Acquisitions			188,967	1,185,518	
Clayco	U.S.	Office	4,000	N/A	Jan-20
Astellas	U.S.	Laboratory	52,172	10,063	Jan-20
Danske Fragtmænd	Denmark	Warehouse	10,611	88,620	Jan-20
1Q 2020 Completed Capital Projects			66,783	98,683	
Total Completed Investments			$255,750	1,284,201	
Dispositions					
Blue Cross Blue Shield	U.S.	Office	150	10,263	Jan-20
Shelborne Hotel	U.S.	Operating Hotel	114,540	N/A	Jan-20
Vacant	U.S.	Warehouse	1,050	108,524	Feb-20
Fraikin SAS	France	Industrial	579	11,405	Feb-20
Total Completed Dispositions			$116,319	130,192	

Capital Investment Projects ($ in 000s) (2)

Tenant	Location	Property Type	Lease Term (in years)	Funding: Funded-to-date	Funding: To-be-funded	Funding: Total Commitment	Expected Completion Date
Fresenius	U.S.	Warehouse	20	$ -	$68,008	$68,008	Q2 2020
Hilite	Germany	Warehouse	15	3,872	4,215	8,087	Q2 2020
Cuisine Solutions	U.S.	Industrial	25	35,419	39,581	75,000	Q3 2020
Hellweg	Germany	Retail	17	10,510	1,870	12,380	Q3 2020
Boot Barn	U.S.	Warehouse	15	-	3,000	3,000	Q3 2020
Sonae	Portugal	Warehouse	20	-	26,185	26,185	Q3 2020
2020 Expected Completed Projects				49,801	142,859	192,660	
American Axle & Manufacturing	Germany	Industrial	20	$21,132	$33,648	$54,780	Q1 2021
Stress Engineering	U.S.	Office	20	3	2,497	2,500	Q1 2021
Henkel AG & Co.	U.S.	Warehouse	15	25,857	44,143	70,000	Q4 2021
2021 Expected Completed Projects				46,992	80,288	127,280	
Total Capital Investment Projects				$96,793	$223,147	$319,940	

(1) Data as of March 31, 2020.
(2) This schedule includes future estimates for which we can give no assurance as to timing or amounts.

Investing for the Long Run® | 7

W. P. CAREY

Liquidity and Debt Maturities (1) Estimated Liquidity ($MM) • Upsized revolver in Q1 2020 to $1.8B and added $300MM in term loans Revolver $1,800 $1.9B of • $1.7B of availability under the credit Liquidity facility and $221MM of cash and equivalents Drawn $75 • $111MM of secured debt maturing in Availability Under Revolver $1,725 Limited 2020, $239MM of secured debt maturing in 2021 Near-term Cash and Equivalents $221 • No unsecured debt maturities until 2023 Maturities • Revolver and term loans mature in 2025 Available Liquidity $1,946 Debt Maturity Schedule Principal at Maturity (2) 1,500 Mortgage Unsecured Unsecured Unsecured (3) Unsecured(3) Debt Bonds (EUR) Bonds (USD) Term Loans Revolver 1,000 500 75 350 $MM 291 548 500 548 450 548 548 548 418 344 325 239 177 86 32 21 0 111 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 (1) As of March 31, 2020. (2) Reflects amounts due at maturity, excluding unamortized discount and unamortized deferred financing costs. (3) On February 20, 2020, W. P. Carey closed its fourth amended and restated credit facility consisting of a $1.8B revolver and $300MM in term loans, all maturing in 2025. Investing for the Long Run® | 8

Balance Sheet and Leverage

$18B Enterprise value (1)	• Large, well-capitalized balance sheet • Investment grade rated BBB by *S&P and Baa2 by Moody's*
41% Debt / gross assets	• Approximately $1.2B of equity raised since Q4 2018 has improved leverage profile (3)
Covenant compliance	• Significant balance sheet flexibility based on covenant levels

Capitalization and Leverage



26%
9%
65%

Equity (2)	65% / $11.7B
Unsecured Debt	26% / $4.7B
Secured Debt	9% / $1.6B
Total	100% / $18.0B

$12B Equity Market Cap (2)

5.6x Net Debt to EBITDA

41% Debt to Gross Assets

34% Net Debt / TEV

Investment Grade Unsecured Note Covenants (4)

Covenant	Metric	Required	3/31/20
Total Leverage	Total Debt / Total Assets	≤60%	40.0%
Total Secured Debt	Secured Debt / Total Assets	≤40%	9.3%
Fixed Charge Coverage	Consolidated EBITDA / Annual Debt Service Charge	≥1.5x	5.2x
Unencumbered Asset Value	Unencumbered Assets / Total Unsecured Debt	≥150%	242.4%

(1) Total capitalization less cash and equivalents.
(2) Based on a closing stock price of $67.65 on June 30, 2020, and 172,402,516 common shares outstanding as of March 31, 2020.
(3) Includes approximately $825MM of at-the-market equity issuance, as well as a ~$380MM forward equity offering, which was completed subsequent to 1Q20.
(4) This is a summary of the key financial covenants for our Senior Unsecured Notes, along with estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants governing the Senior Unsecured Notes.

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W. P. CAREY

Cautionary Statement Concerning Forward-Looking Statements Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These forward- looking statements include, but are not limited to, statements regarding our corporate strategy and estimated or future economic performance and results; underlying assumptions about our portfolio (e.g., occupancy rate, lease terms and tenant credit quality), including the progress of capital investment projects; our capital structure, future capital expenditure levels (including any plans to fund our future liquidity needs), and future leverage and debt service obligations and estimated fair values of our investment and properties; prospective statements regarding our capital markets program, including our credit ratings and “at-the market” (“ATM”) program; and our expectations regarding the impact on our business, tenants and prospects in light of the novel coronavirus (“COVID-19”) outbreak and the various effects in connection therewith, as well as the measures taken to prevent its spread. These statements are based on the current expectations of the management of W. P. Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable risks and uncertainties, like the risks related to effects of pandemics and global outbreaks of contagious diseases or the fear of such outbreaks, like the current COVID-19 pandemic and those additional factors discussed in reports filed with the Securities and Exchange Commission (the “SEC”) by us under the heading “Risk Factors”, could also have material adverse effects on future results, performance or achievements of W. P. Carey. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Part II, Item 1A. Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and Part I, Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the year ended December 31, 2019. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. All data presented herein is as of March 31, 2020 unless otherwise noted. Amounts may not sum to totals due to rounding. Past performance does not guarantee future results. Investing for the Long Run® | 10

Disclosures (cont’d) The following non-GAAP financial measures are used in this presentation (cont’d) EBITDA and Adjusted EBITDA We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments and unrealized gains and losses from our hedging activity. Additionally, we exclude gains and losses on sale of real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Adjusted EBITDA reflects adjustments for unconsolidated partnerships and jointly owned investments. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short- term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies. Other Metrics Pro Rata Metrics This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly owned investments, which we do not control, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we present our proportionate share, based on our economic ownership of these jointly owned investments, of the assets, liabilities, revenues and expenses of those investments. Multiplying each of our jointly owned investments’ financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investments. ABR ABR represents contractual minimum annualized base rent for our net-leased properties, adjusted for collectibility as determined by GAAP, and reflects exchange rates as of March 31, 2020. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties and is presented on a pro rata basis. Investing for the Long Run® | 11